Exhibit 10.9

SUPPLEMENTAL INDENTURE

Dated as of March 1st, 2006

to

INDENTURE

Dated as of June 24, 2005

7.75% Notes due 2020

among

VOTO-VOTORANTIM OVERSEAS TRADING OPERATIONS IV LIMITED

as the Company,

JPMORGAN CHASE BANK, N.A.,

as Transfer Agent, Paying Agent and Registrar,

J.P. MORGAN BANK LUXEMBOURG S.A.

as Luxembourg Paying Agent,

J.P. MORGAN TRUST BANK LTD.

as Principal Paying Agent,

VOTORANTIM PARTICIPAÇÕES S.A.

VOTORANTIM CELULOSE E PAPEL S.A.

and

VOTORANTIM CIMENTOS BRASIL LTDA.

as Guarantors

and

JPMORGAN CHASE BANK, N.A.

as Trustee

SUPPLEMENTAL INDENTURE dated as of March 1st, 2006, among Voto-Votorantim Overseas Trading Operations IV Limited (herein called the “Company”), a limited liability company duly organized and existing under the laws of the Cayman Islands, having its principal office at Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands, Votorantim Participações S.A. and Votorantim Celulose e Papel S.A., each of which is a validly organized corporation (sociedade anônima) duly organized under the laws of the Federative Republic of Brazil, and Votorantim Cimentos Brasil Ltda., a validly organized limited liability company (sociedade limitada) duly organized under the laws of the Federative Republic of Brazil (each, a “Guarantor” and together, the “Guarantors”), JPMorgan Chase Bank, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (the “Trustee”), as New York paying agent (the “New York Paying Agent”) as transfer agent (the “Transfer Agent”) and registrar (the “Registrar”), J.P. Morgan Bank Luxembourg S.A., a corporation duly organized and existing under the laws of Luxembourg, as Luxembourg paying agent (the “Luxembourg Paying Agent”) and J.P. Morgan Trust Bank Ltd., a corporation duly organized and existing under the laws of Japan, as principal paying agent (the “Principal Paying Agent” and together with the Luxembourg Paying Agent and the New York Paying Agent, the “Paying Agents”).

RECITALS

WHEREAS, Voto-Votorantim Overseas Trading Operations IV Limited (the “Company”) has heretofore executed and delivered to the Trustee an Indenture dated as of June 24, 2005 (as amended or supplemented from time to time, the “Indenture”) providing for the issuance of the Company’s 7.75% Notes due 2020 (the “Securities”).

WHEREAS, Cimento Rio Branco S.A. (“CRB”) has transferred substantially all of its assets to Votorantim Cimentos Brasil Ltda. (“VCB”).

WHEREAS, the Supplemental Indenture is hereby executed and delivered pursuant to section 9.1 of the Indenture.

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement and a valid amendment of and supplement to the Indenture, have been done.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

I	Definitions.

For all purposes of this Supplemental Indenture:

A.	Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

B.	The terms “hereof”, “herein”, “hereto”, “hereunder” and “herewith” refer to Supplemental Indenture.

II	Agreement to Guarantee. VCB hereby agrees to provide an unconditional guarantee on the terms and subject to the conditions set forth in Article 13 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of CRB under the Indenture.

III	Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Supplemental Indenture to be made upon, given or furnished to, or filed with, VCB by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to VCB addressed to VCB, in care of Votorantim Participações. S.A., Rua Amauri, 255, 13o. andar 01448-000 Sao, SP Tel 55-11-3704-3345/Fax 55-11-3167-352, Attention: Luis Felipe Schiriak, Chief Financial Officer, or to any other address previously furnished in writing to the Trustee by VCB.

IV	Ratification of Indenture, Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

V	Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

VI	Counterparts. This Supplemental Indenture may be executed in any number of counterparts (including facsimile), each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

VII	Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

VIII	Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

IX	Submission to Jurisdiction; Agent for Service; Waiver of Immunities.

A.	VCB agrees that any quit, action or proceeding against it brought by any Holder or the Trustee arising out of or based upon this Supplemental Indenture, the Indenture, and/or the Securities may be instituted in any state or Federal court in the Borough of Manhattan in The City of New York, New York, and waives any objection which each of them may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

B.	By the execution and delivery of this Supplemental Indenture or any amendment or supplement hereto, VCB (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation system, currently located at 111 Eighth Avenue, New York, NY 10111, as its authorized agent upon which process may be served in any suit, action or proceeding with respect to, arising out of, or relating to, this Supplemental Indenture, the Indenture, and/or the Securities, that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon VCB as the case may be, in any such suit, action or proceeding. VCB further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Supplemental Indenture shall be in full force and effect; provided that VCB may and shall (to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section IX(B) that (i) maintains an office located in the Borough of Manhattan, The City of New York in the state of New York, (ii) are either (x) counsel for VCB or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section IX(B). Such notice shall identify the name if such agent for process and the address for such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for VCB appointed and acting in accordance with this Section IX(B).

C.	To the extent that VCB has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, VCB hereby irrevocably waives such immunity in respect of its obligations under this Supplemental Indenture and the Securities, to the extent permitted by law.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

VOTO-VOTORANTIM OVERSEAS TRADING OPERATIONS III LIMITED

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Transfer Agent, Paying Agent, and Registrar

By:
Name:
Title:

By:
Name:
Title:

J.P. MORGAN BANK LUXEMBOURG S.A., as Luxembourg Paying Agent

By:
Name:
Title:

By:
Name:
Title:

J.P. MORGAN TRUST BANK LTD., as Principal Paying Agent

By:
Name:
Title:

By:
Name:
Title:

VOTORANTIM PARTICIPAÇÕES S.A., as Guarantor

By:
Name:
Title:

By:
Name:
Title:

VOTORANTIM CELULOSE E PAPEL S.A, as Guarantor

By:
Name:
Title:

By:
Name:
Title:

VOTORANTIM CIMENTOS BRASIL LTDA., as Guarantor

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Trustee

By:
Name:
Title:

By:
Name:
Title: